SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                 Date of Earliest Event Reported: March 28, 2003



                               USDATA Corporation
             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                       000-25936              75-2405152
---------------------------------  ------------------------  ------------------
 (State or Other Jurisdiction of   (Commission File Number)  (I.R.S. Employer
Incorporation or Organization)                               Identification No.)



                2435 N. Central Expressway, Richardson, TX 75080

                    (Address of Principal Executive Offices)
                                   (Zip Code)



       Registrant's Telephone Number, Including Area Code: (972) 680-9700

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ITEM 9.       REGULATION FD DISCLOSURE

         The following information is being provided under Item 12:

         On March 28, 2003, USDATA Corporation, a Delaware corporation, issued a Press Release announcing operating results for the fourth quarter and year ended December 31, 2002.

         The information contained in the Press Release dated March 28,2003, is incorporated herein by reference and attached as Exhibit 99.1 hereto.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  March 31, 2003



                                        USDATA CORPORATION


                                        By:  /s/  Jennifer P. Dooley
                                             ------------------------------
                                             Name:      Jennifer P. Dooley
                                             Title:     Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.                              Document

   99.1                    Press Release dated March 28, 2003


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